AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 7, 1999
                                                Registration No. 333-__________

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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
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                               LMI AEROSPACE, INC.
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             (Exact Name of Registrant as Specified in its Charter)

         Missouri                                       43-1309065
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(State or Other Jurisdiction                (I.R.S. Employer Identification No.)
of Incorporation or Organization)

      3600 Mueller Road
      St. Charles, Missouri                                63302
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(Address of Principal Executive Offices)                (Zip Code)

          LMI Aerospace, Inc. Profit Sharing and Savings Plan and Trust
                   LMI Aerospace, Inc. 1998 Stock Option Plan
                    1989 Employee Incentive Stock Option Plan
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                            (Full Title of the Plan)

                              Lawrence E. Dickinson
                             Chief Financial Officer
                    P.O. Box 900, St. Charles, Missouri 63302
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                     (Name and Address of Agent for Service)

                                 (314) 946-6525
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                     (Telephone Number, Including Area Code,
                              of Agent for Service)

                        Copies of All Correspondence to:

                              Douglas J. Bates, Esq
                         Gallop, Johnson & Neuman, L.C.
                        101 South Hanley Road, 16th Floor
                            St. Louis, Missouri 63105

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                         CALCULATION OF REGISTRATION FEE
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Title of                       Proposed maximum  Proposed maximum   Amount of
securities to   Amount to be   offering price    aggregate          Registration
be registered   registered(1)  per share(2)      offering price     fee
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Common Stock     2,424,086         $5.125          $12,423,440       $3,457
$.02 par value
per share
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(1)  Represents:  (i) the number of shares (964,259) held by the trustee of, and the estimated number of Shares (600,000) to be acquired by, the LMI Aerospace, Inc. Profit Sharing and Savings Plan and Trust (the "401(k) Plan"); (ii) the number of underlying shares (600,000) available for issuance under the LMI Aerospace, Inc. 1998 Stock Option Plan; (iii) the number of underlying shares (259,827) subject to unexercised options granted under the 1989 Employee Incentive Stock Option Plan. In addition, represents such shares as may be issued by reason of stock splits, stock dividends or similar transactions.

(2) Estimated solely for the purpose of calculating the registration fee. Such estimate has been calculated in accordance with Rule 457(h) under the Securities Act of 1933, and is based upon the average of the bid and asked prices per share of the Registrant's Common Stock as reported by the National Association of Securities Dealers Automated Quotation National Market System on December 30, 1998.

     In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this registration statement also covers an indeterminate amount of interests to be offered and sold pursuant to the 401(k) Plan described herein.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

         The following documents filed by the Registrant with the Securities and Exchange Commission are incorporated herein by reference:

         (a) The Registrant's latest prospectus filed pursuant to Rule 424 (b) under the Securities Act of 1933, as amended (the "Securities Act"), that contains audited financial statements for the Registrant's latest fiscal year for which such statements have been filed;

         (b) All reports filed by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") since the end of the fiscal year covered by the annual report referred to in (a) above; and

         (c) The description of the Registrant's common stock which is contained in the Registrant's Registration Statement on Form 8-A (File No. 000-24293) filed on May 20, 1998 under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein and filed prior to the filing hereof shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein modifies or supersedes such statement, and any statement contained herein or in any other document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained in any other subsequently filed document which also is incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.


Item 5.  Interests of Counsel for Registrant

         The validity of the Common Stock offered hereby will be passed upon for the Registrant by Gallop, Johnson & Neuman, L.C., St. Louis, Missouri. Sanford
S. Neuman, a member of such firm, is the beneficial owner of 282,940 shares of Common Stock and serves as a director of the Company.


Item 6.  Indemnification of Directors and Officers

         Sections 351.355(1) and (2) of The General and Business Corporation Law of the State of Missouri provide that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful, except that, in the case of an action or suit by or in the right of the corporation, the corporation may not indemnify such persons against judgments and fines and no person shall be indemnified as to any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of the person's duty to the corporation, unless and only to the extent that the court in which the action or suit was brought determines upon application that such person is fairly and reasonably entitled to indemnity for proper expenses. Section 351.355(3) provides that, to the extent that a director, officer, employee or agent of the corporation has been successful in the defense of any such action, suit or proceeding or in defense of any claim, issue or matter therein, the person shall be indemnified against expenses, including attorney's fees, actually and reasonably incurred by such person in connection with such action, suit or proceeding. Section 351.355(7) provides that a corporation may provide additional indemnification to any person indemnifiable under subsection (1) of
(2), provided such additional indemnification is authorized by the corporation's articles of incorporation or an amendment thereto or by a shareholder-approved bylaw or agreement, and provided further that no person shall thereby be indemnified against conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct or which involves an accounting for profits pursuant to Section 16(b) of the Exchange Act. Article 9 of the Articles permits the Company to enter into agreements with its directors, officers, employees and agents to provide such indemnification as deemed appropriate. Article 9 also provides that the Company may extend to its directors and executive officers such indemnification and additional indemnification.

         The Company may procure and maintain a policy of insurance under which the directors and officers of the Company will be insured, subject to the limits of the policy, against certain losses arising from claims made against such directors and officers by reason of any acts or omissions covered under such policy in their respective capacities as directors or officers.


Item 8.  Exhibits

         The following exhibits are filed as part of this registration statement or incorporated by reference herein.

Exhibit
Number                   Description
-------                  -----------

5.1          Opinion of Gallop, Johnson & Neuman, L.C. filed herewith.

10.1 1989 Stock Option Plan, as amended, previously filed on Form S-1 (Registration No. 333-51357) and incorporated herein by reference.

10.12 Profit Sharing and Savings Plan and Trust, as amended, previously filed on Form S-1 (Registration Statement No. 333-51357) and incorporated herein by reference.

10.19 1998 Stock Option Plan, as amended, previously filed on Form S-1 (Registration No. 333-51357) and incorporated herein by reference.

23.1         Consent of Ernst & Young LLP filed herewith.

23.2         Consent of Gallop, Johnson & Neuman, L.C.(included in Exhibit 5.1).

24 Power of Attorney (included on signature page of the registration statement).

Item 9.  Undertakings

(a)  The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

         provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to
         Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Charles, State of Missouri, on January 7, 1998.

                                   LMI AEROSPACE, INC.


                                   By:  /s/ Lawrence E. Dickinson
                                      ------------------------------------------
                                      Lawrence E. Dickinson
                                      Chief Financial Officer and Secretary


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of LMI Aerospace, Inc., hereby severally and individually constitute and appoint Ronald S. Saks and Lawrence E. Dickinson, and each of them, the true and lawful attorneys and agents of each of us to execute in the name, place and stead of each of us (individually and in any capacity stated below) any and all amendments to this Registration Statement on Form S-8 and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission, each of said attorneys and agents to have the power to act with or without the other and to have full power and authority to do and perform in the name and on behalf of each of the undersigned every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any of the undersigned might or could do in person, and we hereby ratify and confirm our signatures as they may be signed by our said attorneys and agents and each of them to any and all such amendments and instruments.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                        Title                              Date
---------                        -----                              ----

/s/ Ronald S. Saks
-------------------------    Chief Executive Officer,          January 7, 1999
Ronald S. Saks               President, and Director


-------------------------    Chairman of the Board,            January ___, 1999
Joseph Burstein              and Director

/s/ Lawrence J. LeGrand
-------------------------    Chief Operating Officer           January 7, 1999
Lawrence J. LeGrand          and Director

/s/ Lawrence E. Dickinson
-------------------------    Chief Financial Officer           January 7, 1999
Lawrence E. Dickinson        and Secretary

/s/ Duane Hahn
-------------------------    Vice President, Regional          January 7, 1999
Duane Hahn                   Manager and Director


/s/ Sanford S. Neuman
-------------------------    Assistant Secretary and           January 7, 1999
Sanford S. Neuman            Director


-------------------------    Director                          January ___, 1999
Thomas M. Gunn


-------------------------    Director                          January ___, 1999
Alfred H. Kerth, III

         The Plan. Pursuant to the requirements of the Securities Act of 1933, the Trustee (or other person who administers the 401(k) Plan) has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Charles, State of Missouri, on January 7, 1999.


                               LMI AEROSPACE, INC. PROFIT SHARING AND
                               SAVINGS PLAN AND TRUST

                               By:  LMI AEROSPACE, INC., as Plan Administrator


                                    By:  /s/ Lawrence E. Dickinson
                                       -----------------------------------------
                                       Lawrence E. Dickinson
                                       Chief Financial Officer and Secretary

                                    FORM S-8

                               LMI AEROSPACE, INC.

                                  EXHIBIT INDEX

Exhibit
Number             Description
-------            -----------

5.1          Opinion of Gallop, Johnson & Neuman, L.C. filed herewith.

10.1 1989 Stock Option Plan, as amended, previously filed on Form S-1 (Registration No. 333-51357) and incorporated herein by reference.

10.12 Profit Sharing and Savings Plan and Trust, as amended, previously filed on Form S-1 (Registration Statement No. 333-51357) and incorporated herein by reference.

10.19 1998 Stock Option Plan, as amended, previously filed on Form S-1 (Registration No. 333-51357) and incorporated herein by reference.

23.1         Consent of Ernst & Young LLP filed herewith.

23.2         Consent of Gallop, Johnson & Neuman, L.C.(included in Exhibit 5.1).

24 Power of Attorney (included on signature page of the registration statement).